SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ X ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[x/] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Charter Financial, Inc.
              -----------------------------------------------------

                (Name of Registrant as Specified in its Charter)

                                Alan Schick, Esq.
                      Luse Lehman Gorman Pomerenk & Schick
                     5335 Wisconsin Avenue, N.W., Suite 400
         --------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):
[ ] $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1) or 14a-6(j)(2) [ ]
$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other identifying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4)   Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Number:

3) Filing Party:

4) Date Filed:

December 10, 1996

Dear Stockholder:

You are cordially invited to attend the first Annual Meeting of Stockholders of Charter Financial, Inc. (the "Company"). The Annual Meeting will be held at Charter Bank S.B.'s (the "Bank") Main Office, 114 West Broadway, Sparta, Illinois at 1:30 p.m. (local time) on January 16, 1997.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and the Bank, the Company's wholly-owned savings bank subsidiary. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors, the approval of the Company's 1997 Stock Option Plan, the approval of the Company's 1997 Recognition and Retention Plan and the ratification of the appointment of KPMG Peat Marwick LLP, as auditors for the Company's 1997 fiscal year.

The Board of Directors of the Bank has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 1996 Annual Report to  Stockholders,  which
contains   detailed   information   concerning   the  activities  and  operating
performance of the Company and the Bank.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,


/s/John A. Becker
-----------------
John A. Becker
President and Chief Executive Officer

                             Charter Financial, Inc.
                                114 West Broadway
                             Sparta, Illinois 62286
                                 (618) 443-2166

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On January 16, 1997

    Notice is hereby given that the Annual Meeting of Charter Financial, Inc. (the "Company") will be held at the Main Office of Charter Bank, S.B., 114 West Broadway, Sparta, Illinois, on Thursday, January 16, 1997 at 1:30 p.m. , local time.

    A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

    The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of five directors of the Company;
          2.   The  approval of the Charter  Financial,  Inc.  1997 Stock Option
               Plan;
          3. The approval of the Charter Financial, Inc. 1997 Recognition and Retention Plan;
          4. The ratification of the appointment of KPMG Peat Marwick LLP, as auditors for the Company for the fiscal year ended September 30, 1997; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 1, 1996 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

    EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              By Order of the Board of Directors

                                              /s/Linda M. Johnson
                                                 ----------------
                                                 Linda M. Johnson
                                                 Secretary
Sparta, Illinois
December 10, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT
                                       of
                             CHARTER FINANCIAL, INC.
                                114 West Broadway
                             Sparta, Illinois 62286
                                 (618) 443-2166



                         ANNUAL MEETING OF STOCKHOLDERS
                                January 16, 1997


    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Charter Financial, Inc. (the "Company") to be used at the Annual Meeting of stockholders of the Company (the "Meeting"), which will be held at the Main Office of Charter Bank, S.B., 114 West Broadway, Sparta, Illinois, on Thursday, January 16, 1997 at 1:30 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about December 10, 1996.

                              Revocation of Proxies

    Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

    Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.


                 Voting Securities and Principal Holders Thereof

    Holders of record of the Company's common stock, par value $.10 per share (the "Common Stock") as of the close of business on December 1, 1996 are entitled to one vote for each share then held. As of December 1, 1996, the Company had 4,253,459 shares of Common Stock issued and outstanding. On December 28, 1995, the Company issued 2,919,414 shares of Common Stock in connection with the mutual-to-stock conversion of Charter Bancorp, M.H.C., the Company's mutual holding company predecessor (the "Conversion"). In the Conversion, 2.0839 shares of Common Stock were issued in exchange for each share of Charter Bank, S.B. (the "Bank"). Information herein regarding issuance of shares of the Bank's Common Stock has been restated to give retroactive effect to such exchange. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

    As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to vote any shares held in excess of the Limit. A person or entity is deemed to own beneficially shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

    As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to broker non-votes. As to the approvals of the Company's 1997 Stock Option Plan and 1997 Recognition and Retention Plan, and the ratification of the appointment of KPMG Peat Marwick LLP as independent auditor of the Company, a stockholder may vote FOR the items, AGAINST the items or ABSTAIN from voting. The approval of these matters requires the affirmative vote of a majority of the votes present at the Meeting and entitled to be cast, without regard to broker non-votes. Proxies marked ABSTAIN shall have the effect of a vote against the proposals.

    Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "1934 Act"). The following table sets forth, as of the record date, the shares of Common Stock beneficially owned by directors individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on December 1, 1996.

                                       Amount of Shares
                                       Owned and Nature              Percent of Shares
   Name and Address                      of Beneficial                of Common Stock
  of Beneficial Owner                    Ownership (1)                  Outstanding
  -------------------                    -------------                  -----------
Directors and Officers:
John A. Becker                            182,616  (2)                    4.29%
Truman D. Cashman                           4,155                          *
James H. Clutts                            68,726                         1.62
Michael R. Howell                         136,725  (3)                    3.21
Linda M. Johnson                           84,187  (4)                    1.98
William A. Norton                          37,842  (5)                      *
John Petkas, Jr.                           28,830  (6)                      *
Klondis T. Pirtle                          30,124  (7)                      *
Carl S. Schlageter, M.D.                   39,217  (8)                      *
Dennis F. Doelitzsch                       97,783                         2.30
Ralph Eugene Watson                        46,381                         1.09

All Directors and Executive Officers      756,586  (9)                   17.79%
  as a Group (11 persons)

Principal Stockholders:

Charter Bank, S.B. Employee
  Stock Ownership Plan                    216,937  (10)                   5.10%
114 West Broadway
Sparta, Illinois  62286
-------------------------------

*        Less than 1%.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investing power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days of December 1, 1996. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2) Includes 63,975 options exercisable pursuant to the 1993 Incentive Stock Option Plan.

(3) Includes 22,656 options exercisable pursuant to the 1993 Incentive Stock Option Plan.

(4) Includes 26,040 options exercisable pursuant to the 1993 Incentive Stock Option Plan.

(5) Includes 12,003 shares awarded, subject to options granted, pursuant to the 1993 Directors' Option Plan.

(6) Includes 9,919 shares subject to options granted pursuant to the 1993 Directors' Plan.

(7) Includes 10,802 shares subject to options granted pursuant to the 1993 Directors' Plan.

(8) Includes 12,003 shares subject to options granted pursuant to the 1993 Directors' Plan.

(9) The Company's executive officers and directors are also executive officers and directors of the Bank.

(10) Does not include 180,048 shares which have been allocated to individual participants of the ESOP who possess sole voting and investment power of the shares. These shares are reflected as shares beneficially owned by the individual participants.

                        PROPOSAL I--ELECTION OF DIRECTORS


         The Company's Board of Directors is currently composed of eleven members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. Messrs. Becker, Howell, Norton and Doelitzsch have been nominated to serve as directors for a three-year period and until their respective successors have been elected and qualified. Mr. Watson has been nominated to serve as a director for a two year term and until his successor has been elected and qualified. All of the Company's nominees are currently members of the Board of Directors.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                                    Shares of
                                                                                                   Common Stock
                                                                                                   Beneficially
                       Age At         Positions Held                Director      Current Term     Owned on the        Percent
       Name          Record Date       in the Bank                  Since (1)       to Expire      Record Date (2)    Of Class
       ----          -----------       -----------                  ---------       ---------      ---------------    --------
                                     NOMINEES

John A. Becker           64          President, Chief Executive       1964           1997           182,616 (3)         4.29%
                                     Officer and Chairman of
                                     the Board
Michael R. Howell        38          Executive Vice President,        1991           1997           136,725 (4)         3.21
                                     Treasurer and Director
William A. Norton        70          Director                         1973           1997            37,842 (5)            *
Dennis F. Doelitzsch     49          Director                         1996           1997            97,783             2.30
Ralph Eugene Watson      56          Director                         1996           1997            46,381             1.09

                                     DIRECTORS CONTINUING IN OFFICE

Truman D. Cashman        72          Director                         1972           1998             4,155                *
 Linda M. Johnson        47          Senior Vice President,           1991           1998            84,187 (6)         1.98
                                     Secretary and Director
Carl S. Schlageter, M.D. 59          Director                         1976           1998            39,217 (7)            *
James H. Clutts          51          Director                         1994           1998            68,726             1.62
John Petkas, Jr.         53          Director                         1991           1999            28,830 (8)            *
Klondis T. Pirtle        57          Director                         1975           1999            30,124 (9)            *

------------------------------------
*     Less than 1%.

(1) Where applicable reflects initial appointment to the Board of Directors of the Bank's mutual predecessor.
(2) Include shares subject to options granted under Charter Bank, S.B. 1993 Incentive Stock Option Plan (the "1993 Incentive Stock Option Plan"), which options are exercisable within 60 days from the Record Date. Includes shares subject to options granted under Charter Bank, S.B. 1993 Stock Option Plan for Outside Directors (the "Directors' Plan") for each outside director. Directors Clutts, Doelitzsch and Watson have not been granted any options.
(3) Includes 63,975 options exercisable pursuant to the 1993 Incentive Stock Option Plan.
(4) Includes 22,656 options exercisable pursuant to the 1993 Incentive Stock Option Plan.
(5) Includes 12,003 shares subject to options granted pursuant to the 1993 Directors' Plan.
(6) Includes 26,040 options exercisable pursuant to the 1993 Incentive Stock Option Plan.
(7) Includes 12,003 shares subject to options granted pursuant to the 1993 Directors' Plan.
(8) Includes 9,919 shares subject to options granted pursuant to the 1993 Directors' Plan.
(9) Includes 10,802 shares subject to options granted pursuant to the 1993 Directors' Plan.

         The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

         John A. Becker has been the Bank's President and Chief Executive Officer since 1976 and the Chairman of the Board of Directors since 1980. Mr. Becker has been affiliated with the Bank for 41 years. Mr. Becker holds directorships with the Federal Home Loan Bank of Chicago.

         Michael R. Howell has been Executive Vice President and Treasurer of the Bank since 1989. The Bank hired Mr. Howell as its Vice President and
Treasurer in 1985. Mr. Howell is responsible for the Bank's lending and investment activities.

         William A. Norton is retired. Prior to his retirement, Mr. Norton was Treasurer and Vice President of the Bank.

         Dennis F. Doelitzsch is the President, General Manager and owner of 3-D Communications Corporation in Marion, Illinois. Mr. Doelitzsch became a director in July 1996.

         Ralph Eugene Watson is President of Marion Dairy Queen, Inc. and President of Harrisburg Dairy Queen, Inc. Mr. Watson became a director in July 1996.

         Truman D. Cashman is retired. Prior to his retirement, he was a Vice President of the Bank.

         Linda M. Johnson has been Senior Vice President of the Bank since 1983 and Secretary since 1976. Ms. Johnson is responsible for retail operations and marketing. Ms. Johnson has been employed by the Bank since 1974.

         Carl S. Schlageter, M.D. is a family physician and President of the Family Health Care Centre located in Sparta, Illinois.

         James H. Clutts is President of Cherry Insurance Services, Inc.

         John Petkas, Jr. is a Manager with the Illinois Power Company.

         Klondis T. Pirtle is President of Lynn Furniture Company located in Sparta, Illinois.

Ownership Reports by Officers and Directors

         The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, or 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended September 30, 1996.

                Meetings and Committees of the Board of Directors

         The primary business of the Company is to hold the common stock of its wholly-owned subsidiary, the Bank. The business of the Bank's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended September 30, 1996, the Board of Directors of the Company and the Bank held 12 regular meetings and 11 special meetings, which include the Annual Meeting and Executive Committee meetings. During the year ended September 30, 1996, no director attended fewer than 75% of the total meetings of the Board of Directors of the Bank and committees on which such director served. The Board of Directors of the Company and the Bank have established various committees to which certain responsibilities have been delegated. The committees include the following:

         The Board of Directors of the Company as a whole acts as the Nominating Committee. The Nominating Committee met once in fiscal year 1996.

         The full Board of Directors of the Bank performs the functions of an audit committee, although it does not formally act as such. The Board meets as needed in order to examine and approve the audit report prepared by its independent auditors.

         The full Board of Directors of the Bank acts as the Bank's Compensation Committee. The Company does not separately compensate senior officers and employees of the Bank. The Compensation Committee reviews the salary and benefits provided to the Bank's officers and employees. During the year ended September 30, 1996, the Board of Directors of the Bank met in its capacity of Compensation Committee one time.

         In addition to the committees described above, the Bank has also established various other committees which consist of members of the Board of Directors, Officers of the Company and Bank and outside counsel to the Board of Directors.

                             Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The following table sets forth for the fiscal years ended September 30, 1996, 1995, and 1994, certain information as to the total remuneration paid by the Bank to the Chief Executive Officer and the other executive officers who received total cash compensation in excess of $100,000 during the year ended September 30, 1996 for service in all capacities to the Company.

                                                                                  Long-Term
                           Annual Compensation                               Compensation Awards
                           -------------------                               -------------------
                                                         Other        Restricted
                                                         Annual         Stock       Options/                 All Other
      Name and                  Salary      Bonus     Compensation     Award(s)       SARs                  Compensation
 Principal Position    Year      ($)         ($)          ($)           ($)(1)       ($)(2)     Payouts        ($)(3)
 ------------------    ----      ---         ---          ---           ------       ------     -------        ------
John A. Becker         1996     $157,913     $18,999      --              --           --         --          $53,837
President and Chief    1995      151,973      27,595      --              --           --         --           64,088
  Executive Officer    1994      147,143      39,807      --              --         $24,750      --           54,018

Michael R. Howell      1996       87,241       8,244      --              --           --         --           34,417
Executive Vice         1995       82,441      11,826      --              --           --         --           32,368
  President and        1994       78,841      14,971      --              --          16,308      --           29,287
  Treasurer

Linda M. Johnson       1996       84,696       7,990      --              --           --         --           35,019
Senior Vice            1995       79,896      16,444(4)   --              --           --         --           33,053
  President and        1994       76,376      14,483      --              --          11,000      --           29,530
  Secretary
---------------

(1) Shares were awarded to Messrs. Becker, Howell and Ms. Johnson on October 15, 1993. Messrs. Becker, Howell and Ms. Johnson were awarded 32,717, 15,004 and 15,004 shares of the Bank's stock. Shares vested ratably over a three year period beginning October 15, 1994.

(2) Options were granted to Messrs. Becker, Howell and Ms. Johnson on October 15, 1993. Mr. Becker exercised 9,377 options on August 13, 1994. Mr. Howell exercised 7,552 options on August 2, 1994. Ms. Johnson exercised 4,167 options on August 15, 1994.

(3) Includes amounts paid under the Bank's automobile allowance, director's fees, and allocations to the Bank's ESOP (such allocations are valued at cost and were $27,729, $17,774 and $17,380 representing allocations of 5,777, 3,703 and 3,621 shares for Mr. Becker, Mr. Howell and Ms. Johnson, respectively). Club dues and the use of an automobile owned by the Bank are provided to certain executive officers primarily for business-related purposes. The value of the personal use of such benefits is included in the total cash compensation amount, but was not in excess of 10% of the cash compensation for such officers.

(4) Includes a special $5,000 bonus in connection with data processing conversion.

Bonus Plan

         The Bank offers a bonus plan to all full- and part-time employees. Employees are assigned to various bonus groups which are determined based upon the employee's level of authority with the Bank. Bonuses under the Bonus Plan are determined based upon the net income of the Company at year-end relative to the financial performance goals established by the Board of Directors at the beginning of the fiscal year, the bonus group that the employee is a part of, the employee's salary, a determination by the Bank's chief executive officer of the employee's performance, and the Bank's capital adequacy. During the year ended September 30, 1996, the Bank paid Becker, Howell and Johnson, $18,999, $8,244, and $7,990, respectively.

Employment and Severance Arrangements

         Employment Agreements. The Bank has entered into employment agreements with John A. Becker, President and Chief Executive Officer, Michael R. Howell, Executive Vice President and Treasurer and Linda M. Johnson, Senior Vice President and Secretary. The employment agreements are intended to ensure that the Bank and the Company maintain a stable and competent management. The continued success of the Bank and the Company depends to a significant degree on the skill and competence of Messrs. Becker, Howell and Ms. Johnson.

         The employment agreements each provides for a three-year term for Mr. Becker, Mr. Howell and Ms. Johnson. Commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the employment agreements for an additional year such that the remaining term shall be three years unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the executive. The agreement provides that the base salary of each executive will be reviewed annually. Mr. Becker's current base salary is $181,668. Mr. Howell's and Ms. Johnson's current base salaries are $100,327 and $97,400, respectively. In addition to the base salary, the employment agreements provide that the executive is to receive all benefits provided to permanent full-time employees of the Bank, including among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by the Bank for "just cause" at any time. In the event the Bank chooses to terminate the executive's employment for reasons other than for "just cause," or upon the termination of the executive's employment for reasons other than a change in control, as defined, or in the event of the executive's resignation from the Bank upon (i) failure to re-elect him to his current office, (ii) a material change in his functions, duties or responsibilities, (iii) relocation of the executive's principal place of employment, (iv) the liquidation or dissolution of the Bank, or (v) a breach of the employment agreement by the Bank, the executive, or in the event of death, the executive's beneficiary, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the employment agreement or three times the average of the executive's base salary, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank.

         If termination, whether voluntary or involuntary, follows a change in control of the Bank, as defined in the employment agreement, the executive or, in the event of death, the executive's beneficiary, would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the employment agreement or (ii) 2.99 times his average annual compensation over the five years preceding termination. The Bank would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the employment agreement to the extent allowed by the plan or policies maintained by the Bank from time to time.

         The employment agreements provide that for a period of one year following termination the executive agrees not to compete with the Bank in any city, town or county in which the Bank maintains an office or has filed an application to establish an office.

Compensation Committee Interlocks and Insider Participation

         The Bank's full Board of Directors acts as the Bank's Compensation Committee. The Compensation Committee met once in fiscal 1996. The Compensation Committee functions as the salary committee and reviews the salaries and benefits provided to the Bank's employees.

Report of the Compensation Committee on Executive Compensation

         Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensations decisions affecting those individuals. The Chief Executive Officer of the Company did not receive compensation from the Company. Consequently, in fulfillment of this requirement, the Compensation Committee of the Bank's Board of Directors, has prepared the following report for inclusion in this proxy statement.

         The Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the base salary of the Chief Executive Officer and other executive officers should be increased, the Compensation Committee takes into account individual performance, performance of the Bank, the size of the Bank and the complexity of its operations.

         While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer, Executive Vice President and Senior Vice President; and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and income level, and return on average assets as factors in setting the compensation of the Chief Executive Officer, Executive Vice President and Senior Vice President. Other non-quantitative factors considered by the Compensation Committee in fiscal 1996 included general management oversight of the Bank, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Compensation Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer, Executive Vice President and Senior Vice President. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Compensation Committee approved an increase in the base salary of the Chief Executive Officer, Executive Vice President and Senior Vice President. In addition, the Compensation Committee approved salary increases totalling $57,934 for the Bank's 23 officers, bringing fiscal 1996 total base compensation for all officers to $895,179 from $837,245 in 1995.

         This report has been provided by the Compensation Committee consisting of Directors: John A. Becker, Truman D. Cashman, Michael R. Howell, Linda M. Johnson, James H. Clutts, William A. Norton, John Petkas, Jr., Klondis T. Pirtle and Carl S. Schlageter.

Performance Graph

         Set forth hereunder is a performance graph comparing (a) the total return on the Company's Common Stock for the period beginning on December 29, 1996 (the date at which the Company's common stock commenced trading on the Nasdaq National Market) through September 30, 1996, (b) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, and
(c) the yearly cumulative total return on stocks included in the Nasdaq Bank Index over such period. The cumulative total return on the Company's Common Stock was computed assuming the reinvestment of cash dividends.

         There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.




                               [GRAPHIC OMITTED]

                             Directors' Compensation

         During the year ended September 30, 1996, the Company paid directors' fees of $9,490 per year to each of the nine persons who served as directors for the entire fiscal year. Director Watson and Doelitzsch received $2,190 each for their service on the Board during the fiscal year 1996. Directors' fees paid during fiscal year 1996 aggregated $92,020. Members of the Board of Directors are not compensated for serving on committees.

                                    Benefits

         Medical and Life Insurance and Educational Assistance. The Bank provides full-time employees with medical, life and accidental death and dismemberment insurance. In addition, the Bank offers educational assistance to full-time employees who have worked for the Bank for one year and desire to take courses at accredited colleges, universities and secretarial trade schools.

         Retirement Plan. The Bank maintains a tax-qualified, non-contributory, defined benefit retirement plan for its employees. Generally, all full-time employees of the Bank upon attaining age 21 and completing one year of service are eligible to participate in the retirement plan.

         The retirement plan provides for normal retirement at age 65. The retirement plan requires five years of service for a non-forfeitable right to retirement benefits. Employees earn one benefit year for each year during which they complete at least 1,000 hours of service. The benefit formula provides for an accrual for each benefit year of 2.0% of final average earnings up to the average salary received during the employee's five highest years of compensation. Employees may elect to receive reduced retirement benefits commencing at age 45. Employees who choose to defer receipt of their retirement benefits until age 70 will be entitled to have their normal retirement benefits increased by .8% for each month of deferment (up to 9.6% per annum, with a maximum increase in benefits of 48%). The retirement plan provides for disability and death benefits. The retirement plan is funded by the Bank. During the year ended September 30, 1996, the Bank's contributions to the retirement plan aggregated $113,424.

         The following table indicates the annual retirement benefit that would be payable under the retirement plan upon retirement at age 65 to a participant electing to receive retirement benefits in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service.

       High-5          5  Years        10 Years         15 Years         20 Years        25 Years         30 Years
      Average           Benefit         Benefit          Benefit          Benefit         Benefit          Benefit
   Compensation         Service         Service          Service          Service         Service          Service
   ------------       ----------      ----------       ----------       ----------      ---------        --------
     $ 25,000         $   2,500        $   5,000        $  7,500        $  10,000       $   12,500       $  15,000
       50,000             5,000           10,000          15,000           20,000           25,000          30,000
       75,000             7,500           15,000          22,500           30,000           37,500          45,000
      100,000            10,000           20,000          30,000           40,000           50,000          60,000
      125,000            12,500           25,000          37,500           50,000           62,500          75,000
      150,000            15,000           30,000          45,000           60,000           75,000          90,000
      175,000            17,500           35,000          52,500           70,000           87,500         105,000
      200,000            20,000           40,000          60,000           80,000          100,000         113,636*
------------------------------------

*    Maximum benefit allowable in 1997.

         Supplemental Executive Retirement Plan. The Bank maintains a non-qualified supplemental executive retirement plan ("SERP") for certain executives of the Bank to compensate those executive participants in the Bank's tax-qualified benefit plans whose benefits are limited by Section 415 or Section 401(a)(17) of the Code. As of September 30, 1996, Mr. Becker was participating in the SERP. The SERP provides participants with retirement benefits generally equal to the difference between the annual benefit the participant would have received under the Bank's Retirement Plan if such benefits were computed without giving effect to the limitations on benefits imposed by application of Section 401(a)(17) and Section 415 of the Internal Revenue Code and the amounts actually payable to the Participant under the terms of the Retirement Plan. In addition, the Participant is entitled to an ESOP benefit in a dollar amount equal to the difference between the fair market value of the number of shares of common stock of the Company that would have been allocated to the account of the Participant had the limitations of Section 401(a)(17) and 415 of the Internal Revenue Code not been applicable and the fair market value of the number of shares of common stock actually allocated to the account of the Participant. Benefits are payable in the same form as benefits in the Retirement Plan and the ESOP. See description of Retirement Plan and Employee Stock Ownership Plan and Trust for timing and form of payment for benefits under the Retirement Plan and ESOP.

         The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Bank, however, the Bank has set up a trust to ensure that sufficient assets will be available to pay the benefits under the SERP. The Bank's pension cost attributable to the SERP was $11,866 for the year ended September 30, 1996.

         1993 Stock Option Plan. The Board of Directors of the Bank adopted the Charter Bank, S.B. 1993 Incentive Stock Option Plan ("1993 Stock Option Plan") for its officers and employees. All employees of the Bank were eligible to participate in the 1993 Stock Plan. The 1993 Stock Plan authorizes the grant of
(i) options to purchase the equivalent of 240,065 shares of Common Stock as adjusted, intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the "Code"), (ii) options that do not so qualify ("non-statutory options") and (iii) Limited Rights (discussed below) which are exercisable only upon a change in control of the Bank. Approximately nine employees, other than executive officers, are participating in the 1993 Stock Option Plan.

         In connection with the Bank's stock offering, the Board of Directors granted options (with Limited Rights) under the 1993 Stock Option Plan at an exercise price equal to $4.80 per share, as adjusted. No options were granted during fiscal year 1996. Set forth below is information related to options granted under the 1993 Stock Option Plan.

                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                               FISCAL YEAR-END OPTION VALUES

                                                                      Number of Securities
                                                                     Underlying Unexercised     Value of Unexercised In-
                                                                          Options at             The-Money Options at
                               Shares Acquired        Value             Fiscal Year-End            Fiscal Year-End (2)
    Name                       Upon Exercise       Realized (1)     Exercisable/Unexercisable   Exercisable/Unexercisable
    ----                       -------------       ------------     -------------------------   -------------------------
John A. Becker                      N/A                N/A               63,975/18,339             $492,608/$141,210
Michael R. Howell                   N/A                N/A               22,656/7,552              $174,451/$58,150
Linda M. Johnson                    N/A                N/A               26,040/7,552              $200,508/$58,150

(1) Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of Common Stock received upon exercise computed using the price of the Common Stock as quoted on the Nasdaq National Market at the time of exercise.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on September 30, 1996, at which date the closing price of the Common Stock as quoted on the Nasdaq National Market was at $12.50.

         All options granted thus far are intended to be Incentive Stock Options to the extent permitted under Section 422 of the Code. Options become exercisable as determined by the stock option committee and may provide that the options are exercisable in installments. Options will be 100% exercisable in the event the optionee terminates his employment due to death, disability or retirement or in the event of a change in control of the Company or the Bank. Except as noted below, the exercise price at the time of the grant will be at least 100% of the fair market value of the underlying Common Stock. The exercise price may be paid in cash or Common Stock. Under the Stock Plan, the Bank may issue replacement options in exchange for previously granted non-statutory options at exercise prices that may be less than the previous exercise price, but may not be less than 100% of the fair market value of the Common Stock on the date such replacement options are granted.

         No incentive stock option granted in connection with the Stock Plan will be exercisable more than three months after the date on which the optionee ceases to perform services for the Company or the Bank, except that in the event of death, disability, retirement or a change in control of the Company or the Bank, incentive stock options may be exercisable for up to one year thereafter or such longer period as determined by the Bank; provided, however, that if an optionee ceases to perform services for the Company or the Bank due to retirement or following a change in control, any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above. Non-statutory options may be exercised up to one year following cessation of employment. A change in control is defined in the Stock Plan generally to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as the Common Stock, of the Company or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which result in a change of control of a majority of the Board of Directors.

         Upon the exercise of "Limited Rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the Common Stock underlying the option.

         Stock Option Plan For Outside Directors. The Board of Directors of the Bank adopted the Charter Bank, S.B. 1993 Stock Option Plan for Outside Directors for directors who are not employees of the Bank ("1993 Directors Plan").

         The 1993 Directors' Plan is a self-administering plan and provides for the granting of nonstatutory options to directors who are not officers or employees of the Bank to acquire 60,016 shares of Common Stock as adjusted. The exercise price per share of each option is $4.80 per share as adjusted. All options granted under the 1993 Directors' Plan expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director. Options for 12,003 shares of Common Stock (as adjusted) were awarded to each of Directors Norton, Petkas, Pirtle and Schlageter. Presently, there are no options reserved for future grant. The unrealized value of the shares subject to options for each of Directors Norton, Petkas, Pirtle and Schlageter was $92,423, $76,376, $83,175 and $92,423, respectively, assuming such options were exercised on September 30, 1996, at which date the closing price of the Common Stock as quoted on the Nasdaq National Market was $12.50.

Transactions With Certain Related Persons

         The Bank makes loans to its directors and executive officers in the ordinary course of business, on substantially the same terms, including fees, interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such loans do not involve more than the normal risk of collectability or present other unfavorable features.

         The Bank intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of the Company's Common Stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent directors of the Bank not having any interest in the transactions.

         As of September 30, 1996, the aggregate principal balance of loans outstanding for: (i) all non-employee directors was $781,618; (ii) the 3 officers whose annual compensation exceeded $100,000 during fiscal year 1996 was $128,149; and (iii) all such directors, executive officers, and family members was $1,186,789.

                          PROPOSAL II--APPROVAL OF THE
                             CHARTER FINANCIAL, INC.
                             1997 STOCK OPTION PLAN

         The Board of Directors of the Company has adopted the Charter Financial, Inc. 1997 Stock Option Plan (the "Stock Option Plan"), subject to stockholder approval of the Stock Option Plan at the Meeting. The following discussion is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

         Certain directors, officers and employees of the Bank and the Company will be eligible to participate in the Stock Option Plan. The Stock Option Plan authorizes the grant of stock options and limited rights to purchase 233,553 shares, or 8% of the number of shares of Common Stock issued in connection with the Conversion of the Bank's mutual holding company in December 1995. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify ("nonstatutory options") and (iii) limited rights (described below) that are exercisable only upon a change in control of the Bank or the Company. Nonemployee directors are eligible to receive only nonstatutory options.

         Upon approval of the Stock Option Plan, it is expected that the Stock Benefits Committee, consisting of at least two non-employee members of the Board of Directors of the Company or all members of the Board of Directors of the Company, will grant options (with limited rights in the case of options granted to employees) to purchase the following number of shares to Named Executive Officers, executive officers as a group, non-employee directors, and employees as a group.

                                                                       Number of Shares
         Name and                                                     to be Received Upon
         Principal Position                                         Exercise of Options (1)
         ------------------                                         -----------------------
         John A. Becker, Chairman of the Board,                             45,000
           President and Chief Executive Officer
         Michael R. Howell, Executive Vice President                        26,000
           and Director
         Linda M. Johnson, Senior Vice President and                        26,000
           Director
         All executive officers as a group (3 persons)                      97,000
         Truman Cashman, Director (2)                                        8,000
         James H. Clutts, Director (2)                                       8,000
         William A. Norton, Director (2)                                     8,000
         John Petkas, Jr., Director (2)                                      8,000
         Klondis T. Pirtle, Director (2)                                     8,000
         Carl S. Schlageter, M.D., Director (2)                              8,000
         Dennis F. Doelitzsch, Director (2)                                  8,000
         Ralph Eugene Watson, Director (2)                                   8,000
         All non-employee directors
           as a group (8 persons) (2)                                       64,000
         All employees, not including
           executive officers, as a
           group (19 persons)                                               63,500
-----------------------------

(1) The value of the stock options is not determinable because the exercise price will be equal to the fair market value of the Company's Common Stock at the effective time of the award.
(2) All options granted to non-employee directors will be nonstatutory stock options.
(3)  9,053 options remain unallocated.

         In granting options, the Stock Benefits Committee considers factors such as salary, length of employment with the Company and the Bank, and the employee's overall performance. All stock options will be exercisable in five equal annual installments of 20% commencing with the vesting of the first installment one year from the date of grant, and succeeding installments on each anniversary of the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Company or the Bank. Options must be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Stock Benefits Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The last sale price of the Company's Common Stock on November 29, the last trading day prior to the Record Date, as quoted on the Nasdaq National Market was $13.00 per share. The exercise price may be paid in cash or Common Stock. Common Stock issued in connection with the exercises of options may be Treasury Shares, shares obtained from open-market purchases or authorized but unissued shares. The issuance of authorized but unissued shares of Common Stock or Treasury shares will have a dilutive effect on the Common Stock holdings of existing stockholders.

         Incentive stock options will only be granted to employees of the Bank or the Company. Nonemployee directors will be granted nonstatutory stock options. No stock option granted in connection with the Stock Option Plan will be eligible to be treated as an incentive stock option if it is exercised more than three months after the date on which the optionee ceases to perform services for the Bank or the Company, except that in the event of death or disability, a stock option may be eligible to be treated as an incentive stock option if it is exercised within one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to normal retirement or following a change in control (as defined in the Stock Option
Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a nonstatutory stock option as described above.

         Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment (or in certain cases, shares of Common Stock) equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death or disability, the Bank or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or Disability.

         Simultaneously with the grant of any stock option, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such stock option. The Dividend Equivalent Right provides the grantee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Company on shares of Common Stock subject to a stock option. Under the terms of the Stock Option Plan, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest bearing liabilities for the current and preceding three quarters. Upon the payment of an extraordinary dividend, the holder of a Dividend Equivalent Right will receive, at the time of vesting of the related stock option, an amount of cash or some other payment as determined under the Stock Option Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock, multiplied by the number of shares subject to the underlying stock option plus any earnings thereon minus any tax withholding amounts. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution in accordance with the Stock Option Plan. The Dividend Equivalent Right is transferrable only when the underlying stock option is transferable and under the same conditions.

         The purpose of stockholder approval for the Stock Option Plan will be to qualify the Stock Option Plan for the granting of incentive stock options and to satisfy the listing requirements for the Common Stock on the Nasdaq National Market.

         The Board of Directors may amend, suspend or terminate the Stock Option Plan except that such amendments may not impair awards previously granted.

         The exercise of options will have a dilutive effect on the ownership interests of existing stockholders. Further, the exercise of options may render more difficult or discourage, a merger, tender offer or other takeover attempt even if such transaction would be beneficial to stockholders generally, the assumption of control by a holder of a large block of the Company's securities, a proxy contest or the removal of incumbent management.

Federal Income Tax Consequences

         Under present Federal tax laws, options granted and exercised under the Stock Option Plan will result in the following tax consequences:

         1. The grant of an option will not by itself result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such grant.

         2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code generally will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The participant will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that such shares are held for at least one year after the transfer of shares to the participant or two years after the grant of the option, which is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the exercise price and the fair market value on the date of exercise, or, if less, the sale proceeds of the shares acquired pursuant to the option.

         3. The exercise of a nonstatutory stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the Common Stock acquired pursuant to the option.

         4. The Company will be allowed a tax  deduction  equal to the amount of
taxable  ordinary  income   recognized  by  the  participant  at  the  time  the
participant recognizes such ordinary income.

         ALL PROXIES MUST BE SIGNED AND RETURNED TO THE COMPANY IN ORDER FOR A STOCKHOLDER'S VOTE TO BE COUNTED. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED, SIGNED PROXY WILL BE VOTED FOR THE APPROVAL OF THE 1997 STOCK OPTION PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 STOCK OPTION PLAN.

                          PROPOSAL III--APPROVAL OF THE
                             CHARTER FINANCIAL, INC.
                       1997 RECOGNITION AND RETENTION PLAN

         Subject to stockholder approval at the Annual Meeting, the Bank and the Company have established the 1997 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain employees and non-employee directors of the Bank or the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank and the Company. The following discussion is qualified in its entirety by reference to the Recognition Plan, which is attached hereto as Appendix B.

         The Bank or the Company intend to contribute sufficient funds for the Recognition Plan to acquire authorized but unissued shares of Common Stock of the Company or purchase Common Stock in the open market in an aggregate amount of 116,776 shares of Common Stock, or 4% of the shares issued in connection with the conversion of the Bank's mutual holding company in December 1995. In the event that the Recognition Plan acquires shares of Common Stock from authorized but unissued shares or treasury shares, existing stockholders will experience dilution of their ownership interest. Shares of Common Stock restricted by the terms of the Recognition Plan will be awarded in the following amounts to Named Executive Officers, executive officers as a group, non-employee directors, and employees as a group.

                             Awards to Officers, Employees and Non-Employee Directors

         Name and
         Principal Position                         Dollar Value (1)                 Number of Shares
         ------------------                         ----------------                 ----------------
         John A. Becker, Chairman                     $  364,000                          28,000
           of the Board, President and
           Chief Executive Officer
         Michael R. Howell, Executive                    234,000                          18,000
           Vice President and Director
         Linda M. Johnson, Senior Vice                   234,000                          18,000
           President and Director
         All executive officers as a group               832,000                          64,000
           (3 persons)
         Truman D. Cashman, Director                      52,000                           4,000
         James H. Clutts, Director                        52,000                           4,000
         William A. Norton, Director                      52,000                           4,000
         John Petkas, Jr., Director                       52,000                           4,000
         Klondis T. Pirtle, Director                      52,000                           4,000
         Carl S. Schlageter, M.D., Director               52,000                           4,000
         Dennis F. Doelitzsch, Director                   52,000                           4,000
         Ralph Eugene Watson, Director                    52,000                           4,000
         All non-employee directors                      416,000                          32,000
           as a group (8 persons)
         All employees, not including                    270,088                          20,776
           executive officers, as a
           group (6 persons)
-----------------------------

(1) Based on the last sale price on November 29, the last trading day prior to the Record Date, as quoted on the Nasdaq National Market.

         The Stock Benefits Committee, composed of the non-employee directors of the Bank and the Company, will administer the Recognition Plan, and make awards to officers and employees pursuant to the Recognition Plan. However, awards to outside directors will be fixed by the terms of the Recognition Plan. Awards of Common Stock that are restricted by the Recognition Plan ("Restricted Stock") are nontransferable and nonassignable. Participants in the Recognition Plan will earn (become vested in) shares of Restricted Stock covered by an award and all restrictions will lapse at a rate of 20% per year commencing with the first lapse of restrictions on the first trading day of 1998, and succeeding installments being earned on the first trading day of the following year; provided, however, that the Stock Benefits Committee may accelerate or extend the earnings rate on any awards made to officers and employees after the effective date of the Recognition Plan. Awards to executive officers and outside directors become fully vested upon termination of employment or service due to normal retirement, death or disability, or following a termination of employment or service in connection with a change in control (as defined therein) of the Bank or the Company. Upon termination of employment or service for any other reason, unvested shares are forfeited. When a participant's shares become vested in accordance with the Recognition Plan, the participant will recognize income equal to the fair market value of the Restricted Stock so vested at that time, unless the participant has made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. After Restricted Stock has been granted, but before the Restricted Stock has vested, the recipient shall receive any cash dividends paid with respect to such shares. Stock dividends declared by the Company and paid on shares that have not been earned shall be subject to the same restrictions as the Restricted Stock until such shares are earned. Prior to vesting, recipients of awards under the Recognition Plans may vote the shares of Restricted Stock allocated to them.

         Restricted Stock awarded under the Recognition Plan will qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act.

         ALL PROXIES MUST BE SIGNED AND RETURNED TO THE COMPANY IN ORDER FOR A STOCKHOLDER'S VOTE TO BE COUNTED. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED, SIGNED PROXY WILL BE VOTED FOR THE APPROVAL OF THE RECOGNITION PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE RECOGNITION PLAN.

              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has approved the engagement of KPMG Peat Marwick LLP, to be the Company's auditors for the 1997 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of KPMG Peat Marwick LLP, for the Company's fiscal year ending September 30, 1997. A representative of KPMG Peat Marwick LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         In order to ratify the selection of KPMG Peat Marwick LLP, as the auditors for the 1997 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of KPMG Peat Marwick LLP, as auditors for the 1997 fiscal year.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 114 West Broadway, Sparta, Illinois 62286, no later than August 13, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                                  MISCELLANEOUS

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                       BY ORDER OF THE BOARD OF DIRECTORS



                                                  /s/Linda M. Johnson
                                                     ----------------
                                                     Linda M. Johnson
                                                     Secretary
Sparta, Illinois
December 10, 1996

                                                                      APPENDIX A

                             CHARTER FINANCIAL, INC.

                             1997 STOCK OPTION PLAN


1.       Establishment of the Plan

         Charter Financial, Inc. (the "Company") hereby establishes the Charter Financial, Inc. 1997 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.       Purpose

         The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Charter Bank, S.B., upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

3.       Definitions

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

         "Bank" means Charter Bank, S.B., or a successor corporation.

         "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.10 per share.

         "Company" means Charter Financial, Inc., or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Conversion" means the December 28, 1995, conversion of Charter Bancorp, M.H.C. from the mutual to stock form of organization.

         "Date of Grant" means the actual date on which an Award is granted by the Committee.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

         "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

         "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

         "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by the Wall Street Journal, if published) on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

         "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

         "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

         "Offering" means the December 28, 1995 offering of the Common Stock of the Company.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Option" means an Award granted under Section 8 or Section 9.

         "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

         "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

4.       Plan Administration Restrictions

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

         All transactions involving a grant, award or other acquisition from the Company shall:

         (a) be approved by the Company's full Board or by the Committee;

         (b) be approved, or ratified, in compliance with Section 15 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

5.       Types of Awards

         Awards  under the Plan may be granted in any one or a  combination  of:
(a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; and (d) Dividend Equivalent Rights.

6.       Stock Subject to the Plan

         Subject to adjustment as provided in Section 15, the maximum number of shares reserved for issuance under the Plan is 233,553 shares. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

7.       Eligibility

         Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights and/or Dividend Equivalent Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options and Dividend Equivalent Rights under the Plan.

8.       Non-Statutory Stock Options

         8.1      Grant of Non-Statutory Stock Options

         (a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 8. The maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key Employee shall be 75,000.

         (b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

         (d) Manner of Exercise and Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 3 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

         (e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

         (f) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than, Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Normal Retirement, death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for five years following the date of his Normal Retirement, death or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

         (g) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.       Incentive Stock Options

         9.1      Grant of Incentive Stock Options

         The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. Subject to Section 15 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price in one or more of the manners set forth in
Section 13 hereof, as determined by the Committee.

         (c) Manner of Exercise. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 3.

         (d) Amounts of Options. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 75,000. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 9.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

         (e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

         The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

         The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the Fair Market Value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

         (f) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

         Upon termination of a Key Employee's employment due to Normal Retirement, death, Disability, or following a Change in Control, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of five years following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three
(3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

         (h) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.      Limited Rights

         10.1     Grant of Limited Rights

         The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

         Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.      Dividend Equivalent Rights

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 11(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

         (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

         (c) Extraordinary Dividend. For purposes of this Section 11, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

12.      Surrender of Option

         In the event of a Participant's termination of employment or termination of service as a result of death, Disability or Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

         No award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his or her lifetime by the Participant, or by a guardian or legal representative of the Participant.

13.      Alternate Option Payment Mechanism

         The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

         (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

         (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

         (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

14.      Rights of a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.      Agreement with Participants

         Each Award of Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

16.      Designation of Beneficiary

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.      Dilution and Other Adjustments

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.      Effect of a Change in Control on Option Awards

         In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

         (a) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

         (b) in the event of a transaction under the terms of which the holders of Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

19.      Withholding

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.

20.      Amendment of the Plan

         The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than the death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

21.      Effective Date of Plan

         The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

22.      Termination of the Plan

         The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 6. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.      Limitation on Liability

         No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

24.      Applicable Law

         The Plan will be administered in accordance with the laws of the State of Illinois.


         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________, 1997.


Date Approved by Stockholders:      __________

Effective Date:            _____________



ATTEST:                                    CHARTER FINANCIAL, INC.



Secretary                                  President and Chief Executive Officer

                                                                      APPENDIX B

                             CHARTER FINANCIAL, INC.

                       1997 RECOGNITION AND RETENTION PLAN


1.       Establishment of the Plan

         Charter Financial, Inc. (the "Company") hereby establishes the Company Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.       Purpose of the Plan

         The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Charter Bank, S.B. (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.       Definitions

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Bank" means Charter Bank, S.B., or a successor corporation.

         "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners' Loan Act ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.10 per share.

         "Company" means Charter Financial, Inc., the stock holding company of the Bank, or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Conversion" means the December 28, 1995, conversion of Charter Bancorp, M.H.C. from the mutual to stock form of organization.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

         "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

         "Offering" means the December 28, 1995 subscription offering of the Common Stock of the Company.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

         "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.       Administration of the Plan.

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.02, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

         4.03 Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

         (a)      be approved by the Company's full Board or by the Committee;

         (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of common stock that is held by the Recipient for a period of six months following the date of such acquisition.

         4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.       Eligibility; Awards

         5.01 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

         5.02 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section
5.01 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Articles of Incorporation and
Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 116,776.

         In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

         In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

         No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

         5.03 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.02 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

         5.04 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.       Terms and Conditions of Restricted Stock

         The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.01 through 6.08, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         6.01 General Rules. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions. No shares shall be earned for any year in which the Bank is not meeting all of its fully phased-in capital requirements.

         6.02 Continuous Service; Forfeiture. Except as provided in Section 6.03, a Recipient must maintain Continuous Service throughout the vesting period of the award in order to vest in all shares of Restricted Stock awarded hereunder. If a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall, upon such termination of Continuous Service, be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

         6.03 Exception for Termination Due to Death, Disability, Normal Retirement or Following a Change in Control Notwithstanding the general rule contained in Section 6.01, Restricted Stock awarded to a Recipient whose employment with or service on the Board of the Bank or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

         6.04 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

         6.05 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                    "The  transferability  of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Charter Financial, Inc. 1997 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Charter Financial, Inc., 114 West Broadway, Sparta, Illinois 62286."

         6.06 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.05 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been issued but not awarded, or that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

         6.07 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

         6.08 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.02 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.03 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.       Adjustments upon Changes in Capitalization

         In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.05.

8.       Assignments and Transfers

         No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.       Key Employee Rights under the Plan

         No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.      Outside Director Rights under the Plan

         Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.      Withholding Tax

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.      Amendment or Termination

         The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.      Governing Law

         The Plan shall be governed by the laws of the State of Illinois.

14.      Term of Plan

         The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) fifteen years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.




         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of _________, 1997.

Date Approved by Shareholders:      __________

Effective Date:                     __________


ATTEST:                                    CHARTER FINANCIAL, INC.




Secretary                                  President and Chief Executive Officer

                                 REVOCABLE PROXY
                             CHARTER FINANCIAL, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE



                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 16, 1997


  The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting") to be held at the Main Office of Charter Bank, S.B., 114 West Broadway, Sparta, Illinois, at 1:30 p.m. (local time) on Thursday, January 16, 1997. The official proxy committee is authorized to cast all votes which the undersigned is entitled as follows:


1. The election as directors of all nominees listed
   (except as marked to the contrary below):
   For a three year term:
   John A. Becker, Michael R. Howell, William A. Norton,
   Dennis Doelitzsch
   For a two year term:
   Ralph Eugene Watson


   [   ] FOR           [   ] WITHHOLD             [   ] FOR ALL EXCEPT


INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.

____________________________________________

____________________________________________

____________________________________________


2. The approval of the Charter Financial, Inc. 1997 Stock Option Plan.

   [   ] FOR           [   ] AGAINST            [   ] ABSTAIN


3. The approval of the Charter Financial, Inc. 1997 Recognition and Retention Plan.

   [   ] FOR           [   ] AGAINST            [   ] ABSTAIN


4. The ratification of the appointment of KPMGPeat Marwick LLP, as auditors for the fiscal year ending September 30, 1997.

   [   ] FOR           [   ] AGAINST            [   ] ABSTAIN

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.   [   ]


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.




                         Please be sure to sign and date
                          this Proxy in the box below.

  Please be sure to sign and date this Proxy in the box below.

  __________________________________
  Date
  __________________________________
  Stockholder sign above
  __________________________________
  Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.


                             CHARTER FINANCIAL, INC.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

  Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

  The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated December 10, 1996.

  Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY